UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




   Date of report (Date of earliest event reported):  April 21, 2003




                       LASALLE HOTEL PROPERTIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




4800 Montgomery Lane, Suite M25, Bethesda, MD          20814
---------------------------------------------        ----------
(Address of Principal Executive Offices)             (Zip Code)




   Registrant's telephone number, including area code:  301/941-1500




                            Not Applicable
    --------------------------------------------------------------
     (Former name or former address, if changed since last report)














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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     The following exhibit is included with this Report:


     Exhibit 99  Press release dated April 21, 2003 issued by
                 LaSalle Hotel Properties.



ITEM 9.  REGULATION FD DISCLOSURE

     On April 21, 2003, LaSalle Hotel Properties issued a press release announcing the sale of the New Orleans Grande Hotel. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.




     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.










































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  April 21, 2003            BY:  /s/ HANS WEGER
                                       ------------------------------
                                       Hans Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer
                                       (Authorized Officer and
                                       Principal Financial
                                       and Accounting Officer)















































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


                             EXHIBIT INDEX
                             -------------





Exhibit
Number     Description
-------    -----------

  99       Press release dated April 21, 2003 issued by
           LaSalle Hotel Properties.

























































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